UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 25, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(260) 490-9990 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Success Entertainment Group International, Inc. is referred to herein as “we”, “our”, or “us”.

Item 5.03 Amendment to Articles of Incorporation

On June 25, 2020, we filed with the State of Nevada an Amendment to our Articles of Incorporation reflecting our corporate name change to “Renavotio, Inc.” This summary is qualified in its entirety by reference to the Amendment to effect the name change attached hereto as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure

In connection with the name change, on September 25, 2020, the Financial Institute Regulatory Authority (FINRA) approved our name change to Renavotio, Inc., and our OTCQB ticker symbol change to “RIII.”The Daily List Announcement Date is Friday, September 25, 2020, and the Market Effective Date is Monday, September 28, 2020. Our new CUSIP number is 759958101.

On September 25, 2020, we will be issuing a press release announcing the name change and ticker symbol change, which press release is attached hereto as Exhibit 99.1.

Section 9 – Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1*	Amendment to Articles of Incorporation (Name Change)
99.1*	Press release dated September 26, 2020

*Filed herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2020	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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